UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2011

WELLS CORE OFFICE INCOME REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway

Norcross, Georgia 30092-3365

(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 449-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Core Office Income REIT, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated January 27, 2011 and filed on January 27, 2011 to provide the required financial statements relating to the acquisition by the Registrant of the Westway One Building (the “Westway One Building”), as described in such Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Westway One Building and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b) Pro Forma Financial Information. See Paragraph (a) above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams Executive Vice President

Date: March 3, 2011

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INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Core Office Income REIT, Inc.

Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the Westway One Building (the “Building”) for the year ended December 31, 2009. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses described in Note 2 of the Building for the year ended December 31, 2009 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

March 3, 2011

Westway One Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2009 (audited)

and the nine months ended September 30, 2010 (unaudited)

	September 30, 2010		December 31, 2009
	(Unaudited	)
Revenues:
Base rent	$2,048,711		$2,708,659
Tenant reimbursements	1,141,671		1,715,116
Other income	1,801		2,401

Total revenues	3,192,183		4,426,176

Expenses:
Real estate taxes	393,807		628,377
Repairs and maintenance	124,926		144,646
Utilities	285,357		369,741
Cleaning	117,981		184,657
Management fees	99,250		134,524
Other	200,304		283,742

Total expenses	1,221,625		1,745,687

Revenues over certain operating expenses	$1,970,558		$2,680,489

See accompanying notes.

Westway One Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2009 (audited)

and the nine months ended September 30, 2010 (unaudited)

1. Description of Real Estate Property Acquired

On January 27, 2011, the Registrant, through a wholly-owned subsidiary, acquired fee-simple interests in one three-story office building known as the Westway One Building (the “Building”). The Building contains 144,000 rentable square feet and is located on approximately 9.0 acres in Houston, Texas. The Building was acquired from Behringer Harvard Equity Drive, LP. (the “Seller”). Total consideration for the acquisition was approximately $31.0 million, exclusive of closing costs. The Registrant is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. The Registrant was incorporated on July 3, 2007 and intends to elect to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Building after its acquisition by the Registrant.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $156,919 for the year ended December 31, 2009 and approximately $118,154 for the nine months ended September 30, 2010.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Westway One Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2009 (audited)

and the nine months ended September 30, 2010 (unaudited)

4. Description of Leasing Arrangements

The Westway One Building is currently 100% leased to four tenants, including NATCO Group, Inc. (“NATCO”), a division of Cameron Corp. NATCO occupies approximately 67.2% of the Building’s rentable square footage under a long-term lease agreement. NATCO contributed approximately 70.0% of the rental income for the year ended December 31, 2009 and 69.4% for the nine months ended September 30, 2010. Under the terms of the NATCO lease, the tenant is required to reimburse to the landlord all operating expenses. The remaining rentable square footage is leased to various office tenants under lease agreements with terms that vary in length. All of the tenants, excluding NATCO , have the right to extend the term of their lease for one additional five-year renewal period at 95% of the then-current market rate. NATCO’s extension option includes two five-year renewal periods at 95% of the then-current market rate.

5. Future Minimum Rental Commitments

At December 31, 2009, future minimum rental commitments for the years ended December 31 are as follows:

2010	$2,574,076
2011	2,574,076
2012	2,574,076
2013	2,772,870
2014	2,780,659
Thereafter	6,708,916

$19,984,673

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7. Subsequent Events

Subsequent events related to the Building have been evaluated through March 3, 2011, which is the date the Statements were available to be issued. All subsequent events, if any, requiring recognition as of December 31, 2009 have been incorporated into this statement.

WELLS CORE OFFICE INCOME REIT, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of the Registrant included in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2010. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report.

The following unaudited pro forma balance sheet as of September 30, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building, the 333 Building, and the Westway One Building as if the acquisitions occurred on September 30, 2010. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the Westway One Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building, the 333 Building, and the Westway One Building as if the acquisitions occurred on January 1, 2010. The Registrant has omitted an unaudited pro forma statement of operations for the year ended December 31, 2009 because, as of December 31, 2009, the Registrant had not commenced operations.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Royal Ridge V Building, the 333 Building, and the Westway One Building been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Royal Ridge V Building, the 333 Building, and the Westway One Building. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INOCME REIT, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2010

(in thousands)

(unaudited)

ASSETS

	Wells Core Office Income REIT, Inc. Historical(a)	Royal Ridge V Building		Pro Forma Adjustments
				333 Building		Westway One Building		Other		Pro Forma Total
Real estate assets, at cost:
Land	$—	$1,063	(b)	$1,416	(b)	$2,300	(b)	$—		$4,779
Buildings and improvements, less accumulated depreciation	—	15,535	(b)	7,997	(b)	24,646	(b)	—		48,178
Intangible lease assets, less accumulated amortization	—	615	(b)	1,590	(b)	3,107	(b)	—		5,312

Total real estate assets	—	17,213		11,003		30,053		—		58,269
Cash and cash equivalents	2,632	(2,135	)(c)	(1,575	)(c)	(12,400	)(c)	21,378	(d)	67
								(483	)(d)
								(7,350	)(e)
Prepaid expenses and other assets	276	(250	)(f)	—		—		—		26
Deferred financing costs, less accumulated amortization	116	—		—		—		—		116
Deferred lease costs, less accumulated amortization	—	922	(b)	616	(b)	947	(b)	—		2,485

Total assets	$3,024	$15,750		$10,044		$18,600		$13,545		$60,963

WELLS CORE OFFICE INCOME REIT, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2010

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Core Office Income REIT, Inc. Historical (a)	Pro Forma Adjustments
		Royal Ridge V Building		333 Building		Westway One Building		Other		Pro Forma Total
Liabilities:
Line of credit and notes payable	$—	$11,100	(g)	$6,175	(h)	$18,600	(h)	—		$36,875
		4,650	(i)	3,700	(i)	—		$(7,350	)(e)
Accounts payable, accrued expenses and accrued capital expenditures	186	—		169	(j)	—		—		355
Due to affiliates	423	—		—		—		—		423

Total liabilities	609	15,750		10,044		18,600		(7,350)		37,653

Stockholders’ Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; and 133,123 shares issued and outstanding as of September 30, 2010	1	—		—		—		10	(d)	11
Additional paid in capital	2,967	—		—		—		21,368	(d)	24,335
Accumulated deficit	(553)	—		—		—		(483	)(d)	(1,036)

Total stockholders’ equity	2,415	—		—		—		20,895		23,310

Total liabilities and stockholders’ equity	$3,024	$15,750		$10,044		$18,600		$13,545		$60,963

(a)	Historical financial information is derived from the Registrant’s quarterly report on Form 10-Q for the period ended September 30, 2010.
(b)	Reflects the purchase price of the assets obtained by the Registrant in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Represents cash used to fund purchase of the assets obtained by the Registrant in connection with the respective acquisition.
(d)	Reflects capital raised through issuance of additional common stock subsequent to September 30, 2010 through January 27, 2011, net of organizational and offering costs, commissions and dealer-manager fees and acquisition and advisory fees.
(e)	Reflects pay down of acquisition-related borrowings using capital raised described in note (d) above.
(f)	Represents earnest money on the balance sheet as of September 30, 2010 applied to the purchase at closing.
(g)	On October 7, 2010, an indirect wholly owned subsidiary of the Registrant entered into an $11.1 million mortgage loan (the “Royal Ridge V Loan”) with an unaffiliated lender. The Royal Ridge V Loan initially bears interest at an annual rate of 4.00% until December 31, 2010. Thereafter, the interest rate adjusts so that the rate is 3.00% over the three-month LIBOR rate and the annual interest rate is never less than 4.00%. The Royal Ridge V Loan matures on November 1, 2012.
(h)	On November 19, 2010, the Registrant entered into a $70 million credit facility with Regions Bank (the “Credit Facility”). The Credit Facility matures on and is payable in full on November 19, 2012, which may be extended to November 19, 2013 subject to satisfaction of certain conditions. The Registrant may borrow under the Credit Facility at rates equal to (1) LIBOR (subject to a LIBOR floor of 1.00%) plus the applicable LIBOR Margin (the “LIBOR Rate”) or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the 30-day LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin (the “Base Rate”). The applicable LIBOR margin may vary from 3.0% to 4.0% and the applicable base rate margin may vary from 2.0% to 3.0% based on our then current leverage ratio. All swingline loans issued under the Credit Facility will bear interest at the Base Rate.
(i)	On October 5, 2010, the Registrant entered into a $10.0 million secured revolving bridge loan (the “Bridge Loan”) with its affiliate, Wells Real Estate Funds, Inc. The Bridge Loan is scheduled to mature on April 5, 2011 and bears interest at a rate based on, at the option of the Registrant, LIBOR for the 7-day, 1-month, 2-month, 3-month, or 6-month periods, plus a margin of 2.50%, or the base rate plus 1.50%.
(j)	Represents real estate tax liability assumed at acquisition.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.

PRO FORMA STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands)

(unaudited)

	Wells Core Office Income REIT, Inc. Historical (a)	Pro Forma Adjustments
		Royal Ridge V Building		333 Building		Westway One Building		Pro Forma Total
Revenues:
Rental income	$—	$1,728	(b)	$813	(b)	$1,960	(b)	$4,501
Tenant reimbursements	—	—		569	(c)	1,142	(c)	1,711

	—	1,728		1,382		3,102		6,212
Expenses:
Property operating costs	—	655	(d)	568	(d)	1,222	(d)	2,445
Asset and property management fees:
Related party	—	102	(e)	64	(e)	174	(e)	340
Other	—	—		—		—		—
Depreciation	—	608	(f)	230	(f)	788	(f)	1,626
Amortization	—	199	(g)	106	(g)	353	(g)	658
General and administrative	361	—		—		—		361
Acquisition fees and expenses	192	—		—		—		192

	553	1,564		968		2,537		5,622

Real estate operating income (loss)	(553)	164		414		565		590

Other income (expense):
Interest expense	—	(97	)(h)	(77	)(h)			(1,092)
	—	(333	)(i)
				(198	)(j)	(387	)(j)

	—	(430)		(275)		(387)		(1,092)

Net income (loss)	$(553)	$(266)		$139		$178		$(502)

Net income per share—basis and diluted	$(62.19)							$(.45)

Weighted-average shares outstanding—basic and diluted	9							1,091

(a)	Historical financial information is derived from the Registrant’s quarterly report on Form 10-Q for the period ended September 30, 2010.
(b)	Rental income consists primarily of base rent and amortization of above-market lease assets. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.
(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases. The Royal Ridge lease is a gross lease with a 2010 base year. 333 and Westway One Buildings are a net lease full service structure which dictates that 100% of all operating expenses are reimbursed by the tenants.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees are calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)	Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the term of the respective leases.
(h)	Represents additional interest expense that would have been incurred if the balance of the Bridge Loan had an average outstanding balance of $8.4 million for the nine months ended September 30, 2010, calculated using an interest rate of approximately 2.78%, which is calculated using an average LIBOR rate of 0.28% plus an applicable margin of 250 bps.
(i)	Represents additional interest expense that would have been incurred if the $11.1 million outstanding related to the for Royal Ridge V Loan had been entered into as of January 1, 2010 calculated using an interest rate of approximately 4.0% for the nine months ended September 30, 2010.
(j)	Represents additional interest expense that would have been incurred if the balance for the Credit Facility had an average outstanding balance of $24.8 million for the nine months ended September 30, 2010, calculated using an interest rate of approximately 4.28%, which is calculated using an average LIBOR rate of 0.28% plus an applicable margin of 400 bps.

The accompanying notes are an integral part of this statement.